SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 28, 2001
                                                        ------------------------

         MORGAN STANLEY DEAN WITTER CAPITAL I INC. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2001 providing for, inter alia, the issuance of Morgan Stanley Dean Witter Capital I Inc.Mortgage Pass-Through Certificates Series 2001-NC3)


            MORGAN STANLEY DEAN WITTER CAPITAL I INC. Series 2001-NC3
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        333-59060                                        13-3291626
--------------------------------------------------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)





    1585 Broadway, New York, New York                                  10036
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


                                 (212) 296-7000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On November 28, 2001, the Registrant caused the issuance and sale of approximately $671,929,425 initial principal amount of Mortgage Pass-Through
Certificates, Series 2001-NC3 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of November 1, 2001, among Mortgage Stanley Dean Witter Capital I Inc., as depositor, U.S. Bank National Association, as trustee and Ocwen Federal Bank, FSB, as servicer.

         In connection with the sale of the Certificates, the Registrant is filing a copy of the opinion letter issued by Mayer, Brown & Platt with respect to tax matters and legality.




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



Item 601(a) of
Regulation S-K
Exhibit No.                         Description
---------------                     -----------

     5.1                       Opinion Letter re: legality
     8.1 Opinion Letter re: tax matters (included as part of Exhibit 5.1)




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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                       (Registrant)




Dated: November 30, 2001               By: /s/ Cecelia Tarrant
                                          -------------------------------------
                                          Name:  Cecelia Tarrant
                                          Title: Vice President





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


                                INDEX OF EXHIBITS



        Item 601(a) of                     Sequentially
        Regulation S-K                     Numbered
        Exhibit No.                        Description
        --------------                     ------------

        5.1                           Opinion Letter re: legality
        8.1                           Opinion Letter re: tax matters
                                         (included as Part of Exhibit 5.1)




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